Exhibit 10.2

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of January 6, 2015, is among Vine Oil & Gas LP, a Delaware limited partnership (the “Borrower”), the Lenders under the Credit Agreement described below that are party hereto and HSBC Bank USA, National Association, as Administrative Agent and Collateral Agent for the Lenders.

PRELIMINARY STATEMENT

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank and the Lenders are parties to that certain Credit Agreement dated as of November 25, 2014 (the “Credit Agreement”);

WHEREAS, the Borrower has requested (i) an Incremental Increase (the “First Amendment Facility Increase”) from the existing Lenders in an aggregate amount equal to $125,000,000 and (ii) that the necessary amendments and modifications be made to the Credit Agreement in order to effectuate the First Amendment Facility Increase and that the Administrative Agent enter into this Amendment with the Borrower in order to effectuate such amendments and modifications to the Credit Agreement, all as set forth herein;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to make other certain changes as set forth herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requests of the Borrower, in each case, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment to the Credit Agreement Upon Amendment Effective Date. On the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) The Credit Agreement is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

(b) Schedule 1.1(a) is hereby deleted in its entirety and is amended and restated to provide as set forth on Annex I hereto.

(c) Exhibit I is hereby deleted in its entirety and is amended and restated to provide as set forth on Exhibit B hereto

Section 3. Ratification. Each Credit Party hereby ratifies and confirms all of its obligations under the Credit Agreement (as amended hereby) and the other Credit Documents related thereto, and, in particular, affirms that, after giving effect to this Amendment, the terms of the Security Documents secure, and will continue to secure, its obligations thereunder.

Section 4. Effectiveness. This Amendment and the First Amendment Facility Increase shall become effective on the first date on which each of the conditions set forth in this Section 4 is satisfied or waived (such date, the “Amendment Effective Date”):

(a) The Administrative Agent shall have received duly executed counterparts of this Amendment from each Credit Party, the Administrative Agent, and all of the Lenders.

(b) Upon the request of any Lender made through the Administrative Agent no later than two (2) days prior to the Amendment Effective Date, the Borrower shall have delivered to such Lender (through the Administrative Agent) a promissory note executed by the Borrower evidencing the Loans owing to such Lender.

(c) Each Credit Party shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, each Credit Party does hereby confirm and acknowledge to the Administrative Agent, the Issuing Bank and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or other organizational action, as applicable, on the part of such Credit Party, (ii) the Credit Agreement and each other Credit Document to which it or any of its Subsidiaries is a party constitute valid and legally binding agreements enforceable against such Credit Party in accordance with their respective terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and by a covenant of good faith and fair dealing, (iii) each of the representations and warranties set forth in the Credit Agreement and each other Credit Document is true and correct as of the date hereof (except to the extent any such representation or warranty is made as of a specific date, in which case such representation and warranty was true and correct as of such date), and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents.

(d) The Administrative Agent shall have received evidence that amendments to the Senior Secured Term Loan B Facility and the Senior Secured Term Loan C Facility shall have been executed in substantially the forms of Exhibit C-1 and Exhibit C-2 hereto, respectively, and that such amendments shall have become effective pursuant to the terms thereof (or shall become effective substantially concurrently with the occurrence of the Amendment Effective Date).

(e) The Administrative Agent shall have received confirmation from the administrative agent under the Senior Secured Term Loan B Facility that the Borrower shall have repaid (or shall repay substantially concurrently with the occurrence of the Amendment Effective Date) the Senior Secured Term B Loans in a principal amount of not less than $100,000,000.

(f) Substantially simultaneously with the effectiveness of this Amendment, the Sponsor or its Affiliates (other than a Debt Fund Affiliate) shall purchase from each of HSBC Bank USA, National Association, Morgan Stanley Senior Funding, Inc., Société Générale and Natixis, New York Branch (or, as applicable, any Affiliate of any of the foregoing), 100% of the Senior Secured Term C Loans owned by such Persons or any of their Affiliates on the Amendment Effective Date on the terms and subject to the conditions (a) set forth in the assignment and assumption agreement with respect to such loans under the Term Loan C Facility in substantially the form of Exhibit D hereto and (b) as otherwise agreed by the parties hereto on or prior to the date hereof.

(g) All fees required to be paid to the Administrative Agent or any Lender by the Borrower, including fees payable pursuant to any fee letter, shall have been paid.

Section 5. Governing Law. THIS AMENDMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Section 6. Miscellaneous. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Credit Document, notice, request, certificate or other document (executed concurrently with or after the execution and delivery of this Amendment) to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment unless the context shall otherwise require; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of any Credit Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment; and (e) this Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents.

Section 7. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. Nothing herein shall be deemed to entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

Section 8. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the Credit Parties and their respective successors and assigns.

Section 10. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 11. Final Agreement. THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VINE OIL & GAS LP, as the Borrower

By:	/s/ Eric D. Marsh
Name:	Eric D. Marsh
Title:	President and Chief Executive Officer

VINE OIL & GAS HAYNESVILLE LLC, as the Guarantor

By:	/s/ Eric D. Marsh
Name:	Eric D. Marsh
Title:	President and Chief Executive Officer

[First Amendment Signature Page]

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Ecliff Jackman
Name:	Ecliff Jackman
Title:	Vice President

[First Amendment Signature Page]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ James Kaiser
Name:	James Kaiser
Title:	Managing Director

[First Amendment Signature Page]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Henrick Sandstrom
Name:	Henrick Sandstrom
Title:	Authorized Signatory

[First Amendment Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

[First Amendment Signature Page]

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

[First Amendment Signature Page]

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Andrew Keene
Name:	Andrew Keene
Title:	Vice President

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

ANNEX I

SCHEDULE 1.1(a)

LENDERS; COMMITMENTS

Lender	Commitment

HSBC Bank USA, National Association	$110,526,375

Morgan Stanley Bank, N.A.	$110,526,375

Credit Suisse AG, Cayman Islands Branch	$55,263,000

Société Générale	$53,289,375

Natixis, New York Branch	$45,394,875

TOTAL	$375,000,000

EXHIBIT A

EXHIBIT B

EXHIBIT C-1

EXHIBIT C-2

EXHIBIT D